Mosaic’s 1st Quarter Fiscal 2010
Earnings and Conference Call
Tuesday, October 6, 2009
Exhibit 99.2
Jim Prokopanko, President and CEO
Dr. Mike Rahm, VP Market Analysis & Strategic Planning
Christine Battist, Director - Investor Relations

Slide 2
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation;
difficulties or delays in receiving, or increases costs of, necessary governmental permits or approvals; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United
States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.

Mosaic’s 1 st Quarter Fiscal 2010

Slide 4
Financial Results
08/31/09 08/31/08
(In millions, except per share amounts)
Net Sales $1,457.2 $4,322.5
Gross Margin $222.2 $1,648.6
(% of net sales) 15% 38%
Net Earnings $100.6 $1,184.7
(% of net sales) 7% 27%
Diluted EPS $0.23 $2.65
Effective Tax Rate 25% 31%
Cash Flow from Operations $172.4 $561.5
Cash and Cash Equivalents as of
August 31, 2009 & 2008
$2,598.7 $2,703.2
Three Months Ended

Slide 5
Financial Results by Segment
(in millions)
08/31/09 08/31/08
Net Sales $333.3 $976.4
Operating Earnings $99.3 $477.8
Net Sales $814.4 $2,592.8
Operating Earnings $61.2 $950.8
Net Sales $468.1 $1,048.0
Operating Earnings (Loss) ($8.0) $159.0
Net Sales (Eliminations) ($158.6) ($294.7)
Operating Earnings (Loss) ($18.3) ($38.7)
Net Sales $1,457.2 $4,322.5
Operating Earnings $134.2 $1,548.9
Corporate/Other
Total
Three Months Ended
Potash
Phosphates
Offshore

Slide 6
Financial Guidance
2nd Qtr FY 2010 FY 2010
Phosphate
Sales Volume 1.8 - 2.2 million tonnes
DAP Selling Price $265 - $305 / tonne
Capital Spending $1.0 billion - $1.2 billion
SG&A $350 - $370 million
Effective Tax Rate High 20% range
Note:  Mosaic is not providing financial guidance on potash sales volumes or MOP selling price until market conditions stabilize

Mosaic’s 1 st Quarter Fiscal 2010

Slide 8 Potash Strategic Priorities Expansion Through Brownfields Potash demand growth Excellent potash reserves Multi-staged expansions underway Attractive returns

Slide 9
Phosphate Strategic Priorities
Maintain Competitive Position
Leverage scale, location and
integration
Optimize operational excellence
Extend phosphate reserves
Energy usage and generation Automation
Maintenance practices Capital deployment
Manufacturing processes

Mosaic’s 1 st Quarter Fiscal 2010

Slide 11
Global Economic Recovery Underway
World GDP Growth
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
70 75 80 85 90 95 00 05 10
GDP Growth 1990-2008 CAGR = 2.9% 2004-07 CAGR = 3.9%
Source:  IHS Global Insight

Slide 12
Led by China and India
GDP Growth
Three Largest Asian Countries by Population
3%
4%
5%
6%
7%
8%
9%
10%
11%
12%
13%
00 01 02 03 04 05 06 07 08 09 10 11 12
Source:  IHS Global Insight
China India Indonesia

Slide 13
World Grain and Oilseed Production and Use
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
2.8
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11
L
10/11
M
10/11
H
Bil Tonnes
Production Use
Source: USDA and Mosaic (for 10/11 scenarios)
Continued Strong Grain and Oilseed Demand Growth

Slide 14
Global Stocks Still Not Secure
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11
L
10/11
M
10/11
H
Mil Tonnes
40
50
60
70
80
90
100
110
120
Days Use
Stocks Days of Use
Source: USDA and Mosaic (for 10/11 scenarios)

Slide 15
Futures Markets Agree
New Crop Soybean Prices
Daily Close of New Crop Options January 2, 2009 to September 30, 2009
8.00
8.50
9.00
9.50
10.00
10.50
11.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct
$ BU
Nov 2010 Nov 2011 Nov 2012
Source: CBOT
New Crop Corn Prices
Daily Close of New Crop Options January 2, 2009 to September 30, 2009
3.50
3.75
4.00
4.25
4.50
4.75
5.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct
$ BU
Dec 2010 Dec 2011 Dec 2012
Source: CBOT

Slide 16
A Tale of Two Crops
U.S. Grain and Oilseed Production and Use
250
300
350
400
450
500
550
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
Mil Tonnes
Production Use
Source: USDA
World less U.S. Grain and Oilseed Production and Use
1.70
1.75
1.80
1.85
1.90
1.95
2.00
2.05
2.10
2.15
2.20
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
Bil Tonnes
Production Use
Source: USDA

Slide 17
China:  The Challenge to Boost Crop Yields
China Grain and Oilseed Production and Use
350
370
390
410
430
450
470
490
510
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
Mil Tonnes
Production Use
Source: USDA
China MOP Import Demand
0
1
2
3
4
5
6
7
8
9
10
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09F
Mil Tonnes
Source: Fertecon and Mosaic

Slide 18
India: Full Steam Ahead for the Rabi Crop
India Grain and Oilseed Production and Use
175
185
195
205
215
225
235
245
255
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
Mil Tonnes
Production Use
Source: USDA
Return After Variable Cost
for an Indian Farm Operation
$0
$200
$400
$600
$800
$1,000
$1,200
2005 2006 2007 2008 2009F
Source:  Mosaic India
$ Ha
Rice Wheat

Slide 19
South America: A Poor 2009 Harvest
Argentina Grain and Oilseed Harvested Area and Yield
20
22
24
26
28
30
32
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
Mil Ha
2.2
2.4
2.6
2.8
3.0
3.2
3.4
MT Ha
Harvested Area Yield
Source: USDA
Brazil Grain and Oilseed Production and Use
75
85
95
105
115
125
135
145
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
Mil Tonnes
Production Use
Source: USDA

Slide 20
South America: Decent Incentives for 2010 Crop
Return After Variable Cost
for an Argentina Farm Operation
$0
$100
$200
$300
$400
$500
$600
2005/06 2006/07 2007/08 2008/09 2009/10F
Source:  Mosaic Argentina
$ Ha
Soybeans in Pergamino Corn in South Santa Fe Wheat in East Buenos Aires
Return After Variable Cost
for a Brazilian Farm Operation
-$100
$0
$100
$200
$300
$400
$500
$600
2005/06 2006/07 2007/08 2008/09 2009/10F
Source: Mosaic Brazil
$ Ha
Soybeans in Mato Grosso Corn in Parana Sugar Cane in São Paulo

Slide 21
We Expect a Strong Demand Recovery
World Processed Phosphate Import Demand
(Excludes China)
0
3
5
8
10
13
15
18
20
23
25
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F
Mil Tonnes
W Europe Asia Less China
Oceania L America
Other
Source: Fertecon, IFA and Mosaic
World MOP Import Demand
(Excludes the United States and Europe)
0
5
10
15
20
25
30
35
95 96 97 98 99 00 01 02 03 04 05 06 07 08E 09F 10F
Mil Tonnes
Asia Latin America Other
Source: Fertecon and Mosaic

Mosaic’s 1 Quarter Fiscal 2010 st

Slide 23
Mosaic Positioned for Demand Recovery
Global economic recovery underway
• GDP growth
• Led by China, India and Indonesia
• More income = more grain intensive
Positive outlook for agriculture
• Continued strong grain and oilseed demand growth
• Production challenges in key countries
Mosaic strategic plan underway
• Grow potash through expansions
• Maintain competitive position in phosphates
• Align distribution with production assets

Mosaic’s 1 Quarter Fiscal 2010 Thank you st

Mosaic’s Annual Shareholders Meeting October 8, 2009, in Regina, Saskatchewan 10:00 a.m. CST (12:00 noon EDT) To view the webcast, please visit www.mosaicco.com/investors